Segall Bryant & Hamill Emerging Markets Fund
(Class A: SBHEX)
(Class I: SBEMX)

Segall Bryant & Hamill International Small Cap Fund
(Class A: SBHSX)
(Class I: SBSIX)

Each a series of Investment Managers Series Trust

Supplement dated June 16, 2017, to the
Prospectus dated March 1, 2017.

Effective immediately, the table showing the average total returns for the Segall Bryant & Hamill Emerging Markets Fund on page 6 of the Prospectus is deleted in its entirety and replaced with the table below.

Average Annual Total Returns (for periods ended December 31, 2016)	1 Year	3 Years	5 Years	Since Inception	Inception Date
Class I Shares - Return Before Taxes	14.11%	(3.07)%	2.01%	(2.34)%	6/30/11
Class I Shares - Return After Taxes on Distributions*	13.63%	(3.90)%	1.22%	(3.05)%	6/30/11
Class I Shares- Return After Taxes on Distributions and Sale of Fund Shares*	8.52%	(2.29)%	1.69%	(1.64)%	6/30/11
Class A Shares - Return Before Taxes	7.28%	(5.08)%	0.64%	(3.56)%	6/30/14**
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	11.19%	(2.55)%	1.28%	(2.67)%	6/30/11

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares.

**
Class I started on June 30, 2011. Class A started on June 30, 2014. The performance figures for Class A include the performance for Class I for the periods prior to the start date of Class A, adjusted for the difference in Class A and Class I expenses. Class A imposes higher expenses than Class I.

In addition, effective immediately, the table showing the average total returns for the Segall Bryant & Hamill International Small Cap Fund on page 13 of the Prospectus is deleted in its entirety and replaced with the table below.

Average Annual Total Returns (for periods ended December 31, 2016)	1 Year	3 Years	5 Years	Since Inception	Inception Date
Class I Shares - Return Before Taxes	5.72%	3.20%	12.59%	6.77%	5/31/11
Class I Shares - Return After Taxes on Distributions*	5.33%	2.29%	11.52%	5.83%	5/31/11
Class I Shares- Return After Taxes on Distributions and Sale of Fund Shares*	3.68%	2.44%	9.96%	5.25%	5/31/11
Class A Shares - Return Before Taxes	(0.52)%	1.02%	11.03%	5.44%	6/30/14**
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes)	2.18%	2.10%	10.56%	5.02%	5/31/11

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares.

**
Class I started on May 31, 2011. Class A started on June 30, 2014. The performance figures for Class A include the performance for Class I for the periods prior to the start date of Class A, adjusted for the difference in Class A and Class I expenses. Class A imposes higher expenses than Class I.

Please file this Supplement with your records.